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                                  EXHIBIT 23.1

                         [CONSENT OF DELOITTE & TOUCHE]



                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Tylan General, Inc. on Form S-8 of our report dated December 13, 1995, appearing in the Annual Report on Form 10-K of Tylan General, Inc. for the year ended October 31, 1995.



DELOITTE & TOUCHE LLP


San Diego, California
June 12, 1996



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